EXHIBIT (10)(d)(3)

                SPLIT DOLLAR INSURANCE AGREEMENT


      THIS  SPLIT DOLLAR INSURANCE AGREEMENT ("Agreement")  is

made as of March 1, 1994, by and between ALLTEL Corporation, a

Delaware  corporation  (the "Company"),  and  the  undersigned employee of the Company (the "Employee").

      In  consideration  of the services rendered  and  to  be

rendered  by  the  Employee  to the  Company  or  any  of  its

subsidiaries  or  affiliates (employment or  duties  with  the

Company shall include employment or duties with any subsidiary or  affiliate  of  the  Company) and of the  mutual  covenants contained herein, the parties hereto agree as follows:

      1. Purchase of Insurance. The Company shall maintain the life insurance policy or policies (individually, a "policy" and, collectively, the "policies") on the life of the Employee from the insurance company or companies (individually, an "Insurance Company" and, collectively, the "Insurance Companies") specified on the Policy Specification attached hereto as Exhibit A), shall pay all premiums on the policies when due, and shall be designated as sole owner of the policies subject to the conditions hereafter set forth.

     2. Payment of Proceeds. Upon the death of the Employee while this Agreement remains in effect, the proceeds of the policies shall be paid as follows:

           (a) To the Employee's beneficiary or beneficiaries designated in accordance with Paragraph 3, an amount calculated in the manner set forth on the schedule attached hereto as Exhibit B, for the Plan Year of the Employee's death.

          (b) To the Company, an amount equal to the balance, if any, of the proceeds of the policy, and of any additional insurance purchased in accordance with Paragraph 3, after payment of the applicable amount to the Employee's beneficiary or beneficiaries in accordance with clause (a) of this Paragraph 2.

      3. Rights Under Policy. Each and every right of ownership of each policy is reserved to the Company. Each policy shall provide that the dividends payable with respect to the policy may be applied as determined by the Company in its sole discretion. The Company shall be entitled to any premiums paid on the policies that are refunded by the Insurance Companies. The Company shall make no loan against the policies that would prevent payment of the proceeds of the policies in accordance with the provisions of clause (a) of Paragraph 2. Payment of the proceeds of the policies in accordance with the provisions of clause (a) of Paragraph 2 shall be made in accordance with the Employee's written designation of beneficiary or beneficiaries specified to the Company from time to time (which, as of the date hereof, are as set forth on the schedule attached hereto as Exhibit B).

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      4.  Liability  of  Insurance  Company.  In issuing any policy of insurance covered by this Agreement, an Insurance Company shall have no liability except as set forth in the policy. The Insurance Company shall not be bound to inquire into or take notice of any of the provisions of this Agreement as to the policy or as to the application of the proceeds of the policy. Rights under the policy may be exercised during the life of the Employee in accordance with the provisions of the policy. Upon the death of the Employee, the Insurance Company shall be discharged from all liability on payment of the proceeds in accordance with the policy provisions without regard to this Agreement or any amendment thereof.

     5.   Termination.

           (a) This Agreement may be terminated by either the Company or the Employee by written notice to the other specifying the effective date of termination.

          (b) This Agreement automatically shall terminate at the end of the first month in which:
           (1) the Company fails to make the premium payments required under Paragraph 1; or
           (2) the Employee's service with the Company is terminated for any reason other than death or total and permanent disability.

      6. Non-Payment of Benefits. If the Employee dies by suicide, while sane or insane, within two years after the date of issue or reissue of the policy, or if for any reason an Insurance Company does not pay benefits under the policy during the contestable period (not to exceed two years after the date of issue or reissue of the policy) because of fraud, misrepresentation, or other action by the Employee falling within the applicable provisions of the policy, the Company shall have no liability under this Agreement.

      7. Plan Year. For purposes of this Agreement, the first Plan year shall begin on the effective date of this Agreement and extend through the next
December 31. Each subsequent Plan year shall begin on January 1 of the succeeding year and end on December 31 of such year.

      8. Miscellaneous. Nothing contained in this Agreement shall be construed as giving the Employee the right to be retained in the service of the Company or shall in any way affect the right of the Company to control the Employee or to terminate the employment of the Employee at any time.

      9.    Amendment.   This Agreement may be  amended  by  a
writing signed by the Company and the Employee and attached hereto.

      10.   Notices.   Notices under this Agreement  shall  be
effective  if  delivered, in the case of the Company,  to  One
Allied  Drive,  Little  Rock,  Arkansas  72202,  attn:    Vice
President-
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  Human Resources, and, in the case of the Employee, to the address set forth on the schedule attached hereto as Exhibit B. The Company and the Employee each may change the address to which notices should be sent by written notice to the other.

      11. Applicable Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware.

      IN WITNESS WHEREOF, the Company and the Employee have signed this Agreement, in the case of the Company, by its duly authorized officers, effective as of the date first above written.


                                   ALLTEL Corporation


                         By: /s/ Joe Ford

                         Title: Chairman and CEO


                                                the "Company"





                              /s/ Tom T. Orsini
                                   Signature


                                  Tom T. Orsini
                               Name (Typed or Printed)

                                        the "Employee"

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                                                                      Exhibit A


             THE CINCINNATI LIFE INSURANCE COMPANY


                     POLICY SPECIFICATIONS

SPECIFIED AMOUNT                        $ 1,000,000
MINIMUM SPECIFIED AMOUNT                $    50,000
PREMIUMS PAYABLE FOR                    52 YEARS
DEATH BENEFIT OPTION                    B (INCREASING)
LOAN INTEREST RATE                      8% PER ANNUM IN ARREARS
MINIMUM PREMIUM                         $613.83  PER MONTH
MINIMUM GUARANTEED INTEREST RATE        .4167% MONTHLY FACTOR
(5.0% PER ANNUM)
PLANNED PERIODIC PREMIUMS               $11,446.00
(ANNUAL)
ADMINISTRATIVE CHARGE FOR PARTIAL
  WITHDRAWALS                           $25.00
PREMIUM EXPENSE CHARGE PERCENTAGE       7.5%
START UP PERIOD                         48 MONTHS

AT SOME FUTURE TIME, IT IS POSSIBLE THAT COVERAGE WILL EXPIRE IF NO PREMIUMS ARE PAID AFTER THE FIRST PREMIUM OR IF SUBSEQUENT PREMIUMS ARE INSUFFICIENT TO CONTINUE COVERAGE. CHANGES IN CURRENT INTEREST OR MORTALITY RATES WILL AFFECT COVERAGE.


NUMBER U2429667               AGE 40    POLICY DATE  03-01-1994
                                   MATURITY DATE 03-01-2046
INSURED THOMAS T ORSINI  SEX MALE  MONTHLY ANNIVERSARY DATE  01

OWNER - AS STATED IN ATTACHED APPLICATION

BENEFICIARY   -   AS   STATED  IN  ATTACHED   APPLICATION   UNLESS
SUBSEQUENTLY CHANGED

FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE POLICY
STANDARD PREMIUM CLASS

FORM 9502 (6/88)                        NS


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             THE CINCINNATI LIFE INSURANCE COMPANY

                     POLICY SPECIFICATIONS
                   ADDITIONAL RIDER BENEFITS
                                       PREMIUM        MONTHLY
     BENEFIT               AMOUNT       EXPIRY*        COST

ACCIDENTAL DEATH BENEFIT  $200,000      03-2021        $18.17











*  PREMIUM EXPIRY REPRESENTS THE DATE ON WHICH THIS BENEFIT IS
PAID UP.

** THIS MONTHLY COST CHANGES ON EACH POLICY ANNIVERSARY BASED UPON THE AGE AND THE AMOUNT OF COVERAGE IN FORCE.



NUMBER U2429667               AGE 43         POLICY DATE     03-01-1994

INSURED THOMAS T ORSINI   SEX MALE      MONTHLY ANNIVERSARY DAY 01




FORM 9502 (6/88)              3A                            NS


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                                                                      Exhibit B


Proceeds Payable to the Employee's Beneficiary(ies)

       The amount of insurance proceeds payable to the Employee's beneficiary or beneficiaries under Paragraph 2(a) of this Agreement in the event of the Employee's death shall be determined as follows:

     "The Employee's annual earnings (as determined by the Company for purposes of calculating amounts payable under the Company's group life insurance plan), minus the sum of the amount paid under the Company's "basic" portion of its group life insurance plan and the total amount paid or that would be payable under the Company's "supplemental" portion of its group life insurance plan (assuming the Employee were a participant thereunder), excluding any amount paid or payable under any "accidental death" portion thereof."

Beneficiary(ies) of the Employee

      The beneficiary or beneficiaries of the Employee as designated by the Employee under Paragraph 3 of this Agreement are as follows:

               Mary M Orsini



The Employee's Notice Address

      The address to which notices to the Employee under this Agreement should be sent is as follows:


                    Tom T. Orsini

                    3809 Ridge Road

                    Little Rock, AR 72216


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